Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT, dated as of May 17, 2018 (the “Amendment”), to the Credit Agreement, dated as of April 21, 2017 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among TD AMERITRADE CLEARING, INC., a Nebraska corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), U.S. BANK NATIONAL ASSOCIATION, as syndication agent, BARCLAYS BANK PLC, TD SECURITIES (USA) LLC, WELLS FARGO BANK, N.A. and INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH, as co-documentation agents and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

“364-Day Credit Agreement” means the Credit Agreement, dated as of May 17, 2018, among the Borrower, Wells Fargo Bank, National Association, as administrative agent, the lenders party thereto and the other parties thereto, as amended, restated, supplemented or otherwise modified from time to time.

(b) Section 5.02(b)(vi) of the Credit Agreement is amended as follows:

by replacing the reference to “[reserved]” therein with “Debt incurred pursuant to the 364-Day Credit Agreement”.

3. Representations and Warranties. Immediately before and after giving effect to the First Amendment Effective Date (as defined below), (x) the representations and warranties of the Borrower set forth in the Credit Agreement or any other Credit Document shall be true and correct in all material respects on and as of the First Amendment Effective Date (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects), and except to the extent any such representation or warranty is stated to relate solely to an earlier date (other than the Effective Date), in which case such representation or warranty shall be true and correct in all material respects on and as of such earlier date (except those representations and warranties that are qualified by “materiality”, “Material Adverse Effect” or similar language, in which case such representation or warranty shall be true and correct in all respects as of such earlier date) and (y) no Default or Event of Default shall have occurred and be continuing.

4. Effectiveness. This Amendment shall become effective on the date that the following conditions shall have been satisfied (the “First Amendment Effective Date”):

(a) Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Borrower and the Lenders party to the Credit Agreement constituting the “Required Lenders” thereunder.

(b) To the extent invoiced at least two (2) Business Days prior to the First Amendment Effective Date, the Administrative Agent shall have received payment or reimbursement of all out-of-pocket expenses incurred in connection with this Amendment, and any other documents prepared in connection herewith, including, without limitation, the reasonable fees, charges and disbursements of counsel.

(c) The representations and warranties set forth in Section 3 hereof shall be true and correct.

(d) On or prior to the First Amendment Effective Date, the Borrower shall have entered in to the 364-Day Credit Agreement in form and substance reasonably satisfactory to the Administrative Agent.

5. Reference to and Effect on the Credit Agreement; Limited Effect. On and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

6. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

7. Loan Document; Integration. This Amendment shall constitute a Credit Document. This Amendment and the other Credit Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

8. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

TD AMERITRADE CLEARING, INC.

By:	/s/ Stephen J. Boyle
Name: Stephen J. Boyle
Title: Chief Financial Officer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Keiko Kiyohara
Name: Keiko Kiyohara
Title: Vice President

[Signature Page to First Amendment]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ William J. Coupe
Name: William J. Coupe
Title: Senior Vice President

[Signature Page to First Amendment]

BARCLAYS BANK PLC, as Lender

By:	/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page to First Amendment]

Industrial and Commercial Bank of China Limited, New York Branch

By:	/s/ Jeffrey Roth
Name: Jeffrey Roth
Title: Director

By:	/s/ Shulin Peng
Name: Shulin Peng
Title: Managing Director

[Signature Page to First Amendment]

Toronto Dominion (New York) LLC

By:	/s/ Annie Dorval
Name: Annie Dorval
Title: Authorized Signatory

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ James Mastroianna
Name: James Mastroianna
Title: Vice President

[Signature Page to First Amendment]

First National Bank of Omaha

By:	/s/ David S. Erker
Name: David S. Erker
Title: Vice President

[Signature Page to First Amendment]

The Bank of New York Mellon

By:	/s/ Diane L. Demmler
Name: Diane L. Demmler
Title: Vice President

[Signature Page to First Amendment]

BANK OF AMERICA, N.A.

By:	/s/ Sidhima Daruka
Name: Sidhima Daruka
Title: Vice President

[Signature Page to First Amendment]